   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" in the
Combined Proxy Statement of Pioneer Mid Cap Growth Fund and Prospectus for
Pioneer Select Mid Cap Growth Fund ("Combined Proxy Statement and Prospectus"),
and to the incorporation by reference of our report, dated November 17, 2008 on the financial statements and financial highlights of Pioneer Mid Cap Growth Fund as of September 30, 2008 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Mid Cap Growth Fund.
We further consent to the reference to us under the heading "Representations and
Warranties" paragraphs 4.1(f) in the Form of Agreement and Plan of
Reorganization included as Exhibit A to the Combined Proxy Statement and
Prospectus.

We also consent to the reference to our firm under the captions "Disclosure of
Portfolio Holdings", "Independent Registered Public Accounting Firm" and
"Financial Statements" in the Pioneer Mid Cap Growth Fund Statement of
Additional Information on Form N-1A, which was filed with the Securities and
Exchange Commission on January 28, 2009 in Post Effective Amendment No. 40 File
No. 002-79140 and 811-03564, and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Mid Cap Growth Fund. We further consent to the incorporation by reference of our report, dated November 17, 2008, on the financial statements and financial highlights of Pioneer Mid Cap Growth Fund, included in the Annual
Report to the Shareowners for the year ended September 30, 2008, respectively, which is also incorporated by reference into the Statement of Additional
Information included in this Registration Statement on Form N-14 for Pioneer Mid
Cap Growth Fund.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
October 14, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration
Statement on Form N-14 of our report dated January 28, 2009, relating to the financial statements and financial highlights which appears in the November 30,
2008 Annual Report to Shareholders of the Regions Morgan Keegan Select Mid Cap
Growth Fund, which are also incorporated by reference into the Registration
Statement. We also consent to the references to us under the headings "Financial
Highlights" and "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, IL
October 16, 2009